UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2026

Commission File Number	Exact Name of Registrants as Specified in their Charters, Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Nos.	Former name or former address, if changed since last report

1-14201	SEMPRA 488 8th Avenue San Diego, California 92101 (619) 696-2000	California	33-0732627	No change

1-03779	SAN DIEGO GAS & ELECTRIC COMPANY 8330 Century Park Court San Diego, California 92123 (619) 696-2000	California	95-1184800	No change

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra: Sempra Common Stock, without par value	SRE	New York Stock Exchange
Sempra 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange
San Diego Gas & Electric Company:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
240.12b-2).

Emerging growth company
Sempra	☐
San Diego Gas & Electric Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra	☐
San Diego Gas & Electric Company	☐

Item 8.01 Other Events.
On March 20, 2026, San Diego Gas & Electric Company (the “Company”), an indirect subsidiary of Sempra, closed its previously announced public offering and sale of $625,000,000 aggregate principal amount of its 5.200% First Mortgage Bonds, Series DDDD, due 2036 (the “Series DDDD Bonds”) and $475,000,000 aggregate principal amount of its 5.950% First Mortgage Bonds, Series EEEE, due 2056 (the “Series EEEE Bonds”) with proceeds to the Company (after deducting the underwriting discount but before deducting the Company’s other offering expenses estimated at approximately $2.6 million) of (i) 99.104% of the aggregate principal amount of the Series DDDD Bonds, and (ii) 98.517% of the aggregate principal amount of the Series EEEE Bonds. The sale of the Series DDDD Bonds and Series EEEE Bonds was registered under the Company’s Registration Statement on Form
S-3
(File
No. 333-269677).
The Series DDDD Bonds were issued pursuant to the Seventy-Eighth Supplemental Indenture, dated as of March 20, 2026, which is filed herewith as Exhibit 4.1. The Series DDDD Bonds will mature on March 15, 2036. The Series DDDD Bonds will bear interest at the rate of 5.200% per annum. Interest on the Series DDDD Bonds will accrue from March 20, 2026 and is payable semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2026. The Series DDDD Bonds will be redeemable prior to maturity at the redemption prices and under the circumstances described in the form of Series DDDD Bond, which form is included in Exhibit 4.1 hereto.
The Series EEEE Bonds were issued pursuant to the Seventy-Ninth Supplemental Indenture, dated as of March 20, 2026, which is filed herewith as Exhibit 4.2. The Series EEEE Bonds will mature on March 15, 2056. The Series EEEE Bonds will bear interest at the rate of 5.950% per annum. Interest on the Series EEEE Bonds will accrue from March 20, 2026 and is payable semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2026. The Series EEEE Bonds will be redeemable prior to maturity at the redemption prices and under the circumstances described in the form of Series EEEE Bond, which form is included in Exhibit 4.2 hereto.
The foregoing descriptions of some of the terms of the Series DDDD Bonds and Series EEEE Bonds are not complete and are qualified in their entirety by the form of Series DDDD Bond and the Seventy-Eighth Supplemental Indenture and the form of Series EEEE Bond and the Seventy-Ninth Supplemental Indenture, which are filed as exhibits herewith and are incorporated herein by reference. Further information regarding the sale of the Series DDDD Bonds and Series EEEE Bonds is contained in the Underwriting Agreement, dated March 16, 2026, which was filed as Exhibit 1.1 to the Company’s Current Report on Form
8-K
filed with the U.S. Securities and Exchange Commission on March 17, 2026.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
4.1	Seventy-Eighth Supplemental Indenture, dated as of March 20, 2026.
4.2	Seventy-Ninth Supplemental Indenture, dated as of March 20, 2026.
4.3	Form of Series DDDD Bond (included in Exhibit 4.1 hereto).
4.4	Form of Series EEEE Bond (included in Exhibit 4.2 hereto).
5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 20, 2026	SEMPRA

	By:	/s/ Dyan Wold
Dyan Wold
Vice President, Controller and Chief Accounting Officer

Date: March 20, 2026	SAN DIEGO GAS & ELECTRIC COMPANY

	By:	/s/ Maritza Mekitarian
Maritza Mekitarian Vice President, Controller and Chief Accounting Officer